UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2025

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed by Sonder Holdings Inc. (the “Company”) on May 15, 2025, the Company is delayed in filing its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (the “Q1 2025 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

On May 23, 2025, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company is delinquent in filing the Q1 2025 Form 10-Q and remains delinquent in filing the Annual Report on Form 10-K for the annual period ended December 31, 2024 (the “2024 Form 10-K”), the Company does not comply with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s common stock or publicly traded warrants on the Nasdaq Global Select Market.

The Company previously received a notice on April 24, 2025 from Nasdaq notifying the Company that it no longer complied with the Listing Rule due to the Company’s delinquency in filing the 2024 Form 10-K (the “Previous Notice”).

In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Previous Notice to submit a plan of compliance (the “Plan”) to Nasdaq demonstrating the Company’s ability to regain compliance with the Listing Rule and Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the 2024 Form 10-K, or October 13, 2025, to regain compliance. The Company intends to submit the Plan and take the necessary steps to regain compliance with Nasdaq’s listing rules as soon as practicable.

As previously disclosed, the filing of the Q1 2025 Form 10-Q was delayed due to the matters described in the Form 12b-25, including to allow the Company sufficient time to complete its customary accounting and internal control processes and procedures. While the Company can provide no assurances as to timing, the Company will continue to work diligently to complete and file the 2024 Form 10-K and the Q1 2025 Form 10-Q as soon as practicable.

Item 7.01 Regulation FD Disclosure

On May 29, 2025, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Caution Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the Company’s plan to regain compliance with Nasdaq’s rules, the Company’s plans and expectations about the completion and filing of the periodic reports, and the timing thereof. Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to, the timing of the Company’s submission of a Plan, Nasdaq’s acceptance of the Plan, the duration of any extension that may be granted by Nasdaq, the potential inability to meet Nasdaq’s requirements, the Company’s preparation of the periodic reports, the possibility of additional delays in the filing of the periodic reports, and the other risks and uncertainties described in the Company’s SEC reports and under the heading “Risk Factors” in its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available at www.sec.gov. These forward-looking statements speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Sonder Holdings Inc. dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: May 29, 2025	By:	/s/ Michael Hughes
	Name:	Michael Hughes
	Title:	Chief Financial Officer